UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2016

Skyline Medical Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-54361	33-1007393
(Commission File Number)	(IRS Employer Identification No.)

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

(Address of Principal Executive Offices and Zip Code)

(651) 389-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

On July 29, 2016, Skyline Medical Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) related to voting results at the Company’s 2016 Annual Meeting of Stockholders held on July 28, 2016 (the “2016 Annual Meeting”). This Form 8-K/A is being filed solely to disclose the determination of the Board of Directors of the Company (the “Board”) as to how frequently the Company will include in its proxy materials the required non-binding advisory vote on the compensation of its named executive officers in light of the results of the stockholder advisory vote on such frequency as reported in the Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(d)       The Board has determined to include in the Company’s proxy materials a non-binding advisory stockholder vote on the compensation of its named executive officers on every three years until the next advisory vote on the frequency of stockholder votes on the compensation of executives.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2016

SKYLINE MEDICAL, INC.

By:	/s/ Bob Myers
Bob Myers
Chief Financial Officer

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